EXHIBIT 23.1


                     CONSENT OF PRICEWATERHOUSECOOPERS LLC,
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                  ---------------------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-100801) of Franklin Resources, Inc. of our report dated September 24, 2004 with respect to the financial statements of the Franklin Resources, Inc. 1998 Employee Stock Investment Plan, which appears in this Form 11-K.


PricewaterhouseCoopers LLP
San Francisco, California
October 27, 2004